SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                        Date of Report:  March 22, 1994




                            EASTERN EDISON COMPANY
             (Exact name of registrant as specified in this charter)


          Massachusetts               0-8480          04-1123095
(State or other jurisdiction of    (Commission    (I.R.S.  Employer
incorporation or organization)     File Number)   Identification No.)


110 Mulberry Street, Brockton, Massachusetts             02403
(Address of principal executive offices)               (Zip Code)




 Item 5.   Other Events.

     On March 21, 1994 Montaup Electric Company (Montaup), a wholly-owned electric generation and transmission subsidiary of Eastern Edison Company, filed with the Federal Energy Regulatory Commission (FERC) for authorization to reduce its wholesale rates by $10.1 million, or 3 percent.

    Montaup supplies electricity at wholesale to Eastern Edison Company in Massachusetts, Blackstone Valley Electric Company and Newport Electric Corporation in Rhode Island and to two non-affiliated municipal utilities.

    FERC can approve Montaup's requested reduction to take effect as early as May 21, 1994 pending final adjudication and approval.

 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 Exhibit 99   Press Release dated March 21, 1994

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EASTERN UTILITIES ASSOCIATES
                                            (Registrant)


                                   By:  /s/ John R. Stevens
                                        John R. Stevens,
                                        President



Date:  March 22, 1994